Commitments and Contractual Obligations	12 Months Ended
Dec. 31, 2021
Disclosure of contingent liabilities [abstract]
Commitments and Contractual Obligations
26. Commitments and Contractual Obligations
The Company’s commitments and contractual obligations at December 31, 2021, include:

	2022	2023	2024	2025	2026 and later	Total

Debt (1)	$—	$—	$—	$—	$500,000	$500,000
Purchase obligations	33,357	5,907	24	—	—	39,288
Leases	7,629	3,656	3,476	2,464	9,221	26,446
Mineral properties	2,957	2,959	2,907	2,907	5,986	17,716
Asset retirement obligations	4,088	1,700	1,700	1,700	168,398	177,586
	$48,031	$14,222	$8,107	$7,071	$683,605	$761,036
(1)Does not include interest on debt.

Debt obligations represent required repayments of principal for the senior notes. The table does not include interest on debt.
Purchase obligations relate primarily to operating costs at mines and capital projects at Kişladağ. Mineral properties refer to arrangements for the use of land that grant the Company the right to explore, develop, produce or otherwise use the mineral resources contained in that land.
As at December 31, 2021, Hellas Gold had entered into off-take agreements pursuant to which Hellas Gold agreed to sell a total of 50,000 dry metric tonnes of zinc concentrate, 12,000 dry metric tonnes of lead/silver concentrate, and 130,000 dry metric tonnes of gold concentrate, through the year ending December 31, 2022. As at December 31, 2021, Tüprag Metal Madencilik Sanayi Ve Ticaret A.S. (“Tüprag”) had entered into off-take agreements pursuant to which Tüprag agreed to sell a total of 55,000 dry metric tonnes of gold concentrate through the year ending December 31, 2022.
In April 2007, Hellas Gold agreed to sell to Silver Wheaton (Caymans) Ltd., a subsidiary of Wheaton Precious Metals (“Wheaton Precious Metals”) all of the payable silver contained in lead concentrate produced within an area of approximately seven square kilometers around Stratoni. The sale was made in consideration of a prepayment to Hellas Gold of $57,500 in cash, plus a fixed price per ounce of payable silver to be delivered based on the lesser of $3.83 and the prevailing market price per ounce, adjusted higher by 1% every year. The agreement was amended in October 2015 to provide for increases in the fixed price paid by Wheaton Precious Metals upon completion of certain expansion drilling milestones. 30,000 meters of expansion drilling was reached during the second quarter of 2020 and in accordance with the terms of the agreement, the fixed price has been adjusted by an additional $2.00 per ounce. Accordingly, the fixed price from April 1, 2021 is equal to $11.54 per ounce.
26. Commitments and Contractual Obligations (continued)
Based on current Turkish legislation, the Company pays annual royalties to the Government of Turkey on revenue less certain costs associated with ore haulage, mineral processing and related depreciation. Royalties are calculated on the basis of a sliding scale according to the average London Metal Exchange gold price during the calendar year. Based on current Greek legislation, the Company pays royalties on revenue that are calculated on a sliding scale tied to international gold and base metal prices and the USD:EUR exchange rate.